UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2014

OvaScience, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35890	45-1472564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street, Suite 240 Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 500-2802

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On June 13, 2014, the Company granted to Michelle Dipp, M.D., Ph.D., the Company’s President and Chief Executive Officer, a stock option to purchase 500,000 shares of Common Stock that vest quarterly over a four year period, with an exercise price equal to the Nasdaq closing price on the date of grant. As previously disclosed, Dr. Dipp does not receive cash compensation from the Company. The stock option grant is subject to the option-related terms of the December 5, 2012 employment letter agreement between the Company and Dr. Dipp, previously filed with the Commission, including terms that provide that (i) the option will become immediately vested upon a change in control of the Company, (ii) Dr. Dipp will be entitled to a lump sum cash gross-up payment for any excise tax incurred in connection with a change of control to the extent such excise tax is related to the option grant and (iii) in the event that Dr. Dipp is terminated without cause or resigns for good reason, the unvested portion of the option grant that would have vested in the six months following such termination shall vest.

Item 5.07: Submission of Matters to a Vote of Security Holders.

(a)           On June 13, 2014, the Company held its 2014 annual meeting of stockholders (the “Annual Meeting”). Of 24,167,656 shares of Common Stock issued and outstanding and eligible to vote as of the record date of April 15, 2014, a quorum of 18,775,827 shares, or 77.68% of the outstanding shares, was present in person or represented by proxy.

(b)           The following actions were taken at the Annual Meeting:

1. The following nominees were reelected to serve on the Company’s Board of Directors as Class II Directors until the Company’s 2017 annual meeting of stockholders, based on the following votes:

Nominee	Voted For	Withheld Authority	Broker Non-Vote
Richard Aldrich	15,764,871	1,458,431	0
Stephen Kraus	16,804,647	418,655	0
Mary Fisher	17,014,893	208,409	0

After the Annual Meeting, Harald Stock, Ph.D. and Marc Kozin continued to serve as Class I Directors for terms that expire at the 2016 annual meeting and Michelle Dipp, M.D., Ph.D., Jeffrey D. Capello and Thomas Malley continued to serve as Class III Directors for terms that expire at the 2015 annual meeting.

2. The Company’s 2012 Stock Incentive Plan was approved, for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended, based on the following votes:

15,629,934 votes FOR; 1,593,368 votes AGAINST; no votes ABSTAINING and 1,552,525 broker non-votes.

3. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified, based on the following votes:

18,771,227 votes FOR; 2,600 votes AGAINST; 2,000 votes ABSTAINING and no broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVASCIENCE, INC.

Date: June 18, 2014	/s/ Michelle Dipp
Michelle Dipp, M.D., Ph.D.
President and Chief Executive Officer